Exhibit 21.1

Bluerock Residential Growth REIT, Inc.

List of Subsidiaries

1.            Bluerock REIT Holdings, LLC, a Delaware limited liability company

2.            Bluerock Residential Holdings, L.P., a Delaware limited partnership

3.            BRG FNMA Shelf 1, LLC, a Delaware limited liability company

4.            BRG FNMA Shelf 2, LLC, a Delaware limited liability company

5.            BRG FNMA Shelf 3, LLC, a Delaware limited liability company

6.            BRG FNMA Shelf 4, LLC, a Delaware limited liability company

7.            BRG FNMA Shelf 5, LLC, a Delaware limited liability company

8.            BRG FNMA Shelf Manager, LLC, a Delaware limited liability company

9.            BRG FNMA Shelf Member, LLC, a Delaware limited liability company

10.          BR Windsor Falls, LLC, a Delaware limited liability company

11.          BR Windsor Falls JV, LLC, a Delaware limited liability company

12.          BRG Windsor TRS, LLC, a Delaware limited liability company

13.          BRG Windsor Falls Manager, LLC, a Delaware limited liability company

14.          BRG Windsor, LLC, a Delaware limited liability company

15.          BR Gulfshore Property Owner, LLC, a Delaware limited liability company

16.          BR Gulfshore JV, LLC, a Delaware limited liability company

17.          BRG Gulfshore TRS, LLC, a Delaware limited liability company

18.          BRG Gulfshore Manager, LLC, a Delaware limited liability company

19.          BRG Gulfshore, LLC, a Delaware limited liability company

20.          BR Henderson Beach, LLC, a Delaware limited liability company

21.          BRG Henderson Beach Manager, LLC, a Delaware limited liability company

22.          BRG Henderson Beach, LLC, a Delaware limited liability company

23.          BR Carroll Tenside, LLC, a Delaware limited liability company

24.          BR Carroll Tenside JV, LLC, a Delaware limited liability company

25.          BR Tenside JV Member, LLC, a Delaware limited liability company

26.          BRG Tenside, LLC, a Delaware limited liability company

27.          BR Carroll Glenridge, LLC, a Delaware limited liability company

28.          BR Carroll Glenridge JV, LLC, a Delaware limited liability company

29.          BR Glenridge JV Member, LLC, a Delaware limited liability company

30.          BRG Glenridge, LLC, a Delaware limited liability company

31.          BR St. Lucie, LLC, a Delaware limited liability company

32.          BR St. Lucie JV, LLC, a Delaware limited liability company

33.          BRG St. Lucie TRS, LLC, a Delaware limited liability company

34.          BRG St. Lucie Manager, LLC, a Delaware limited liability company

35.          BRG St. Lucie, LLC, a Delaware limited liability company

36.          BR 8700 Brodie Lane, LLC, a Delaware limited liability company

37.          BRG 8700 Brodie Lane TRS, LLC, a Delaware limited liability company

38.          BRG 8700 Brodie Lane Manager, LLC, a Delaware limited liability company

39.          BR 8700 Brodie Lane JV, LLC, a Delaware limited liability company

40.          BRG 8700 Brodie Lane, LLC, a Delaware limited liability company

41.          BR Roswell, LLC, a Delaware limited liability company

42.          BR Hawthorne Springhouse JV, LLC, a Delaware limited liability company

43.          BR Springhouse Managing Member, LLC, a Delaware limited liability company

44.          BR Springhouse TRS, LLC, a Delaware limited liability company

45.          BEMT Springhouse, LLC, a Delaware limited liability company

46.          BR Wesley Village, LLC, a Delaware limited liability company

47.          BRG Wesley Venture, LLC, a Delaware limited liability company

48.          BRG Wesley TRS, LLC, a Delaware limited liability company

49.          BRG Wesley Investor, LLC, a Delaware limited liability company

50.          BR-HR Cypress Creek, LLC, a Delaware limited liability company

51.          BR-HR Cypress Creek JV, LLC, a Delaware limited liability company

52.          BR Cypress Creek JV Member, LLC, a Delaware limited liability company

53.          BRG Cypress Creek, LLC, a Delaware limited liability company

54.          BR Citrus Tower, LLC, a Delaware limited liability company

55.          Bell BR Waterford Crossing JV, LLC, a Delaware limited liability company

56.          BR Waterford JV Member, LLC, a Delaware limited liability company

57.          BRG Citrus Tower Manager, LLC, a Delaware limited liability company

58.          BR Waterford JV Minority Member, LLC, a Delaware limited liability company

59.          BRG Waterford, LLC, a Delaware limited liability company

60.          BR Greystone, LLC, a Delaware limited liability company

61.          BRG Greystone Manager, LLC, a Delaware limited liability company

62.          BRG Greystone, LLC, a Delaware limited liability company

63.          BR Hunters Creek, LLC, a Delaware limited liability company

64.          BRG Hunters Creek Manager, LLC, a Delaware limited liability company

65.          BRG Hunters Creek, LLC, a Delaware limited liability company

66.          BR Metrowest, LLC, a Delaware limited liability company

67.          BR Metrowest Holdco, LLC, a Delaware limited liability company

68.          BRG Metrowest Manager, LLC, a Delaware limited liability company

69.          BRG Metrowest, LLC, a Delaware limited liability company

70.          BR Greenville, LLC, a Delaware limited liability company

71.          BRG Greenville Manager, LLC, a Delaware limited liability company

72.          BRG Greenville, LLC, a Delaware limited liability company

73.          BR CWS Plum Creek, LLC, a Delaware limited liability company

74.          BR CWS Plum Creek JV, LLC, a Delaware limited liability company

75.          BR Plum Member, LLC, a Delaware limited liability company

76.          BRG Plum, LLC, a Delaware limited liability company

77.          BR Sands Parc, LLC, a Delaware limited liability company

78.          BR Sands Parc Manager, LLC, a Delaware limited liability company

79.          BRG Sands Parc, LLC, a Delaware limited liability company

80.          BR F&B Willow Chase BLVD, LLC, a Delaware limited liability company

81.          BR F&B Willow Chase BLVD JV, LLC, a Delaware limited liability company

82.          BR Willow Chase BLVD Member, LLC, a Delaware limited liability company

83.          BRG Willow Chase BLVD, LLC, a Delaware limited liability company

84.          BR CWS Lakewood, LLC, a Delaware limited liability company

85.          BR CWS Lakewood JV, LLC, a Delaware limited liability company

86.          BRG Lakewood Manager, LLC, a Delaware limited liability company

87.          BRG Lakewood, LLC, a Delaware limited liability company

88.          BR Providence Nashville, LLC, a Delaware limited liability company

89.          BR DFW Portfolio JV, LLC, a Delaware limited liability company

90.          BR Providence Nashville Manager, LLC, a Delaware limited liability company

91.          BRG DFW TRS, LLC, a Delaware limited liability company

92.          BRG DFW Portfolio, LLC, a Delaware limited liability company

93.          BR Element, LLC, a Delaware limited liability company

94.          BR Element Manager, LLC, a Delaware limited liability company

95.          BR Sanctuary, LLC, a Delaware limited liability company

96.          BRG Sanctuary Manager, LLC, a Delaware limited liability company

97.          BRG Sanctuary, LLC, a Delaware limited liability company

98.          BR Denim Scottsdale TIC-1, LLC, a Delaware limited liability company

99.          BRG Denim Scottsdale TIC-1 Manager, LLC, a Delaware limited liability company

100.        BR-TBR Lake Boone Capital Member, LLC, a Delaware limited liability company

101.        BRG Lake Boone NC TRS, LLC, a Delaware limited liability company

102.        BRG Lake Boone NC, LLC, a Delaware limited liability company

103.        BR Denim Scottsdale TIC-2, LLC, a Delaware limited liability company

104.        BRG Denim Scottsdale TIC-2 Manager, LLC, a Delaware limited liability company

105.        BR/CDP UCFP Venture, LLC, a Delaware limited liability company

106.        BRG UCFP TRS, LLC, a Delaware limited liability company

107.        BRG UCFP Investor, LLC, a Delaware limited liability company

108.        BRG Denim Property Management, LLC, a Delaware limited liability company

109.        BR Carroll Sandy Springs, LLC, a Delaware limited liability company

110.        BR Carroll Sandy Springs JV, LLC, a Delaware limited liability company

111.        BRG Sandy Springs Manager, LLC, a Delaware limited liability company

112.        BRG World Gateway Orlando TRS, LLC, a Delaware limited liability company

113.        BRG World Gateway Orlando, LLC, a Delaware limited liability company

114.        BRG World Gateway Manager, LLC, a Delaware limited liability company

115.        BRG Ground Lease Owner, LLC, a Delaware limited liability company

116.        BR Elan, LLC, a Delaware limited liability company

117.        BR Gamma Portfolio JV, LLC, a Delaware limited liability company

118.        BRG Gamma Portfolio TRS, LLC, a Delaware limited liability company

119.        BRG Gamma Portfolio, LLC, a Delaware limited liability company

120.        BR Carrington Park LLC, a Delaware limited liability company

121.        BR F&B Chevy Chase, LLC, a Delaware limited liability company

122.        BR F&B Chevy Chase JV, LLC, a Delaware limited liability company

123.        BRG Chevy Chase, LLC, a Delaware limited liability company

124.        BR CRE Cielo, LLC, a Delaware limited liability company

125.        BR CRE Cielo JV, LLC, a Delaware limited liability company

126.        BRG Cielo, LLC, a Delaware limited liability company

127.        BRG Cielo SubCo, LLC, a Delaware limited liability company

128.        BR SP Navigator, LLC, a Delaware limited liability company

129.        BR SP Navigator JV, LLC, a Delaware limited liability company

130.        BRG Navigator Manager, LLC, a Delaware limited liability company

131.        BRG Navigator, LLC, a Delaware limited liability company

132.        BR Avenue 25, LLC, a Delaware limited liability company

133.        BR Avenue 25 JV, LLC, a Delaware limited liability company

134.        BRG Avenue 25 Manager, LLC, a Delaware limited liability company

135.        BRG Avenue 25 TRS, LLC, a Delaware limited liability company

136.        BRG Whetstone Durham, LLC, a Delaware limited liability company

137.        BR Falls at Forsyth, LLC, a Delaware limited liability company

138.        BRG Falls at Forsyth Manager, LLC, a Delaware limited liability company

139.        BRG Falls at Forsyth , LLC, a Delaware limited liability company

140.        BR T&C Blvd. Owner, LLC, a Delaware limited liability company

141.        BR T&C Blvd Mezz Borrower, LLC, a Delaware limited liability company

142.        BR T&C BLVD., LLC, a Delaware limited liability company

143.        BR T&C BLVD JV Member, LLC, a Delaware limited liability company

144.        BRG T&C BLVD Houston, LLC, a Delaware limited liability company

145.        BR Cal Yauger Park, LLC, a Delaware limited liability company

146.        BR Cal Yauger Park JV, LLC, a Delaware limited liability company

147.        BRG Yauger Park, LLC, a Delaware limited liability company

148.        BR–ArchCo Domain Phase 1, LLC, a Delaware limited liability company

149.        BRG ArchCo Domain Phase 1 Development Manager, LLC, a Delaware limited liability company

150.        BR–ArchCo Domain Phase 1 JV, LLC, a Delaware limited liability company

151.        BRG ArchCo Real Estate Development Manager, LLC, a Delaware limited liability company

152.        BR Member Domain Phase 1, LLC, a Delaware limited liability company

153.        BRG Domain Phase 1 Profit Share, LLC, a Delaware limited liability company

154.        BRG Domain Phase 1, LLC, a Delaware limited liability company

155.        BR ArchCo Flagler Village, LLC, a Delaware limited liability company

156.        BRG ArchCo Real Estate Development Manager, LLC, a Delaware limited liability company

157.        BR ArchCo Flagler Village JV, LLC, a Delaware limited liability company

158.        BR Flagler JV Member, LLC, a Delaware limited liability company

159.        BRG Flagler Village Development Manager, LLC, a Delaware limited liability company

160.        BRG Flagler Village, LLC, a Delaware limited liability company

161.        Wayforth at Concord, LLC, a Delaware limited liability company

162.        BRG Wayforth Investor, LLC, a Delaware limited liability company

163.        EMF Chandler, LLC, a Delaware limited liability company

164.        BR Encore Chandler JV, LLC, a Delaware limited liability company

165.        BRG Chandler Investor, LLC, a Delaware limited liability company

166.        Riley Cityline Holdings, LLC, a Delaware limited liability company

167.        BR Riley Cityline Apts JV, LLC, a Delaware limited liability company

168.        BRG Riley Investor, LLC, a Delaware limited liability company

169.        MI Deerwood North Property Owner, LLC, a Delaware limited liability company

170.        BR MI Deerwood North JV, LLC, a Delaware limited liability company

171.        BRG Deerwood Investor, LLC, a Delaware limited liability company

172.        Peak Willow Park, LLC, a Delaware limited liability company

173.        BR Peak Willow Park JV, LLC, a Delaware limited liability company

174.        BRG Willow Park Investor, LLC, a Delaware limited liability company

175.        Wayford IP, LLC, a Delaware limited liability company

176.        BR Wayford IP JV, LLC, a Delaware limited liability company

177.        BRG Wayford IP Investor, LLC, a Delaware limited liability company

178.        WIH3 Deercross, LLC, a Delaware limited liability company

179.        BR WLK Deercross JV, LLC, a Delaware limited liability company

180.        BRG Deercross Investor, LLC, a Delaware limited liability company

181.        WTH Spring Parc, LLC, a Delaware limited liability company

182.        BRG WLK Spring Parc JV, LLC, a Delaware limited liability company

183.        BRG Spring Parc Investor, LLC, a Delaware limited liability company

184.        Crossings of Dawsonville, LLC, a Delaware limited liability company

185.        BRG WLK Crossings JV, LLC, a Delaware limited liability company

186.        BRG Crossings Investor, LLC, a Delaware limited liability company

187.        EMF Lower Broadway, LLC, a Delaware limited liability company

188.        BR Encore Lower Broadway JV, LLC, a Delaware limited liability company

189.        BRG Lower Broadway Investor, LLC, a Delaware limited liability company

190.        Orange City Multifamily, LLC, a Delaware limited liability company

191.        BR VDG BCDC Orange City JV, LLC, a Delaware limited liability company

192.        BRG Orange City Investor, LLC, a Delaware limited liability company

193.        CCC-PSL, LLC, a Delaware limited liability company

194.        BRG Capstone Lucie JV, LLC, a Delaware limited liability company

195.        BRG Port St. Lucie Cottages Investor, LLC, a Delaware limited liability company

196.        CCC-Myrtle Beach, LLC, a Delaware limited liability company

197.        BRG Capstone Myrtle Beach JV, LLC, a Delaware limited liability company

198.        BRG Myrtle Beach Cottages Investor, LLC, a Delaware limited liability company

199.        Renew 3030 Owner, LLC, a Delaware limited liability company

200.        BR-Renew 3030 Owner JV, LLC, a Delaware limited liability company

201.        BRG Renew 3030 Investor, LLC, a Delaware limited liability company

202.        ILE Homes Single Family Rental Fund, LP, a Delaware limited partnership

203.        ILE Holdings, LLC, a Delaware limited liability company

204.        ILE Bluerock Program Portfolio, LLC, a Delaware limited liability company

205.        ILE Homes Single Family Rental GP, LLC, a Delaware limited liability company

206.        ILE BR JV, LLC, a Delaware limited liability company

207.        BRG ILE Investor, LLC, a Delaware limited liability company

208.        BR GPC JV, LLC, a Delaware limited liability company

209.        BR GPC Investor, LLC, a Delaware limited liability company

210.        Georgetown Crossing 168, LLC, a Delaware limited liability company

211.        BR Strategic JV, LLC, a Delaware limited liability company

212.        BRG Strategic, LLC, a Delaware limited liability company

213.        Park on the Square, LLC, a Delaware limited liability company

214.        Water’s Edge 184, LLC, a Delaware limited liability company

215.        Hunter’s Point 204, LLC, a Delaware limited liability company

216.        Commons on Anniston, LLC, a Delaware limited liability company

217.        Reserve at Palmer Ranch 320, LLC, a Delaware limited liability company

218.        BR Palmer Ranch JV, LLC, a Delaware limited liability company

219.        BRG Palmer Ranch TRS, LLC, a Delaware limited liability company

220.        BRG Palmer Ranch, LLC, a Delaware limited liability company

221.        PH REIT OP, LP, a Delaware limited partnership

222.        BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company

223.        PH OP PKG 8, LLC, a Delaware limited liability company

224.        BRG Springfield Lender, LLC, a Delaware limited liability company

225.        BRG Springfield Investor, LLC, a Delaware limited liability company

226.        BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company

227.        PH OP PKG 10, LLC, a Delaware limited liability company

228.        PKG 10-Springtown 70, LLC, a Delaware limited liability company

229.        PKG 10-Texarkana 29, LLC, a Delaware limited liability company

230.        PKG 10-Lubbock 1.0, LLC, a Delaware limited liability company

231.        PKG 10-Granbury, LLC, a Delaware limited liability company

232.        PKG 10-Axelrod 22, LLC, a Delaware limited liability company

233.        PKG 10-Springtown 14, LLC, a Delaware limited liability company

234.        PKG 10-Lynnwood 20, LLC, a Delaware limited liability company

235.        PKG 10-Lynnwood 2-20, LLC, a Delaware limited liability company

236.        PKG 10-Lubbock 2.0, LLC, a Delaware limited liability company

237.        PKG 10-Lubbock 45, LLC, a Delaware limited liability company

238.        PKG 10 Pledgor, LLC, a Delaware limited liability company

239.        PKG 10A Recap, LLC, a Delaware limited liability company

240.        BRG PKG 10 Lender, LLC, a Delaware limited liability company

241.        BRG PKG 10 Investor, LLC, a Delaware limited liability company

242.        BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company

243.        PH OP PKG 11, LLC, a Delaware limited liability company

244.        PKG 11 Pledgor, LLC, a Delaware limited liability company

245.        PKG 10-FTW 188, LLC, a Delaware limited liability company

246.        BRG Pkg 11 Investor, LLC, a Delaware limited liability company

247.        BRG Pkg 11 Lender, LLC, a Delaware limited liability company

248.        BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company

249.        Peak Forest Hill, LLC, a Delaware limited liability company

250.        BR Peak Forest Hill JV, LLC, a Delaware limited liability company

251.        BRG Forest Hill Investor, LLC, a Delaware limited liability company

252.        BRG Avondale Mezz Lender, LLC, a Delaware limited liability company

253.        BRG Catalyst Reunion Mezz Lender, LLC, a Delaware limited liability company

254.        BR Chapel Hill, LLC, a Delaware limited liability company

255.        BR Chapel Hill JV, LLC, a Delaware limited liability company

256.        The Park at Chapel Hill, LLC, a Delaware limited liability company

257.        The Park at Chapel Hill JV, LLC, a Delaware limited liability company

258.        BRG Chapel Hill Lender, LLC, a Delaware limited liability company

259.        EMF Lower Broadway, LLC, a Delaware limited liability company

260.        BR Encore Lower Broadway JV, LLC, a Delaware limited liability company

261.        BRG Lower Broadway Investor, LLC, a Delaware limited liability company

262.        BRG Renter Insurance TRS, LLC, a Delaware limited liability company